Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

March 31, 2017

OneBeacon Insurance Group, Ltd.
Address:
605 Highway 169 North, Plymouth, MN 55441 (U.S. Corporate Headquarters)
Internet address:
www.onebeacon.com
 Common Stock
Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Ratings (1)	A	A-	A	A3
Outlook	Stable	Stable	Stable	Stable

(1)
Insurance entities include Atlantic Specialty Insurance Company, Homeland Insurance Company of New York, Homeland Insurance Company of Delaware, OBI National Insurance Company, and OBI America Insurance Company.

Transfer Agent	Company Contact
Wells Fargo Shareowner Services	Paul McDonough
1110 Centre Point Curve	Chief Financial Officer
Suite 101	877-248-8765
Mendota Heights, MN 55120-4100
1-800-468-9716
This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.
Investor Financial Supplement
Table of Contents

Basis of Presentation	i - ii
Safe Harbor Statement	iii - iv

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive Income	2
Comprehensive Income, Net Income and Non-GAAP Operating Income	3
Computation of Return on Equity Measures	4
Consolidated Balance Sheets and Book Value Per Share	5
Consolidated Pre-Tax Results from Operations	6
Consolidating Pre-Tax Results from Operations by Segment
For the Three Months Ended March 31, 2017 and 2016	7 - 8
Consolidated Loss and LAE Reserve Summaries
For the Three Months Ended March 31, 2017 and 2016	9

Insurance Operations
Specialty Products
Pre-Tax Results from Operations	10
Specialty Industries
Pre-Tax Results from Operations	11

Investing, Financing and Corporate
Pre-Tax Results from Operations	12
Investment Results Pre-Tax	13
Investment Returns	14
Composition of Invested Assets	15
Capital Structure and Interest Coverage	16

OneBeacon Insurance Group, Ltd.
Basis of Presentation

Presentation

•	OneBeacon's reportable segments are Specialty Products and Specialty Industries, representing insurance underwriting operations, and Investing, Financing and Corporate.

•
Specialty Products is a collection of niche businesses focused on providing U.S. customers distinct specialty insurance products. Specialty Products includes Healthcare, Management Liability, Financial Services, A.W.G. Dewar, Specialty Property, Environmental, Surety, Programs, Financial Institutions, and Architects and Engineers.

•
Specialty Industries is a collection of niche businesses providing distinct solutions to targeted industry sectors. Specialty Industries includes Entertainment, Inland Marine, Ocean Marine, Technology, Accident and Health, and Government Risks.

•
Investing, Financing and Corporate includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other corporate activities conducted through the top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•
The key measure of relative underwriting performance for an insurance company is the combined ratio. The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses ("LAE") to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•
Net written premiums is an operating metric used by the Company to measure business volume. The metric is calculated by totaling all premium amounts, both direct and assumed, that customers are required to pay for policies that are written, or bound, during the relevant accounting period, less amounts ceded to reinsurance companies.

i

OneBeacon Insurance Group, Ltd.
Basis of Presentation (Continued)

Non-GAAP Financial Measures

•
This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company's financial performance.

•
Non-GAAP operating income is a non-GAAP financial measure that excludes net realized and change in unrealized investment gains, and the related tax effects, from net income attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and unrealized investment gains which may be heavily influenced by investment market conditions. Although key to the company's overall financial performance, OneBeacon believes that net realized and unrealized investment gains are largely independent of the underwriting decision-making process. The reconciliation of net income attributable to OneBeacon's common shareholders to non-GAAP operating income is included on page 3.

•
Non-GAAP operating income per share is calculated by dividing non-GAAP operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that non-GAAP operating income per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Net income attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income attributable to OneBeacon's common shareholders to non-GAAP operating income is included on page 3. The calculation of non-GAAP operating income per share is also included on page 3.

•
Adjusted OneBeacon's common shareholders' equity excluding net unrealized gains and losses on investments and foreign currencies, after-tax, and accumulated other comprehensive loss (AOCL), the average of which is used in calculating operating returns, is derived by excluding net unrealized gains and losses on investments and foreign currencies, after tax, and AOCL, after tax, from OneBeacon's common shareholders' equity. For the reasons described above, OneBeacon believes that it is appropriate to remove the variability in net unrealized gains and losses on investments and foreign currencies and other comprehensive loss when analyzing certain performance measures. The reconciliation of OneBeacon's common shareholders' equity, the most closely comparable GAAP measure, to adjusted OneBeacon's common shareholders' equity excluding net unrealized gains and losses on investments and foreign currencies, after tax, and AOCL, after tax, is included on page 4.

•
Pre-tax non-GAAP operating income before interest expense on debt is a non-GAAP financial measure that represents pre-tax income less net realized and change in unrealized investment gains as well as interest expense on debt from pre-tax income. Management believes that pre-tax non-GAAP operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income, as it removes variability in the timing of investment gains which may be heavily influenced by investment market conditions. Although key to the Company's overall financial performance, management believes that realized and unrealized investment gains are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income to pre-tax non-GAAP operating income before interest expense on debt is included on page 16.

•
Interest coverage is calculated by dividing pre-tax non-GAAP operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt. Management believes that interest coverage is a useful supplement to understanding the Company's capital position. The reconciliation of the numerator to the most closely comparable GAAP measure is described above. The calculation of interest coverage is included on page 16.

OneBeacon Insurance Group, Ltd.
Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This news release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this press release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon’s:

•change in book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;
•incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;
•projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
•expansion and growth of our business and operations;
•future capital expenditures; and
•pending legal proceedings.

These statements are based on certain assumptions and analyses made by us in light of OneBeacon’s experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail beginning on page 16 of the Company's 2016 Annual Report on Form 10-K, that could cause actual results to differ materially from expectations, including:

•	recorded loss and loss adjustment expense reserves subsequently providing to have been inadequate;

•	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;

•	competitive forces and the cyclicality of the property and casualty insurance industry;

•	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods or terrorist attacks;

•	the continued availability of capital and financing;

•	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;

•	the ability to maintain data and system security;

•	the outcome of litigation and other legal or regulatory proceedings;

•	our ability to continue meeting our debt and related service obligations or to pay dividends;

•	our ability to successfully develop new specialty businesses;

•	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;

•	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;

•	our ability to retain key personnel;

•	participation in guaranty funds and mandatory market mechanisms;

•	our ability to maintain effective operating procedures and manage operational risk;

•	changes to current shareholder dividend practice and regulatory restrictions on dividends;

•	credit risk exposure in certain of our business operations;

•	Bermuda law may afford less protection to shareholders;

•	our status as a subsidiary of White Mountains, including potential conflicts of interest, competition, and related-party transactions;

•	changes in tax laws or tax treaties;

•	the risk that the proposed merger with Intact Financial Corporation (“Intact”) may not be completed on the currently contemplated timeline or at all;

•	the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Intact by OneBeacon’s shareholders;

•
the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals);

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement with Intact, including in circumstances which would require OneBeacon to pay a termination fee or other expenses;

•
risks related to diverting management’s attention from our ongoing business operations and other risks related to the announcement or pendency of the proposed merger with Intact, including on our ability to retain and hire key personnel, our ability to maintain relationships with our customers, policyholders, brokers, service providers and others with whom we do business and our operating results and business generally;

•	the risk that shareholder litigation in connection with the transactions contemplated by the merger agreement with Intact may result in significant costs of defense, indemnification and liability; and

•	other factors, most of which are beyond our control.

Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. Readers should carefully review these risk factors, and are cautioned not to place undue reliance on our forward-looking statements. The forward-looking statements in this communication speak only as of the date on which they are made. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

Additional information and where to find it

This communication may be deemed to be solicitation material in respect of the proposed takeover of OneBeacon by Intact. In connection with the proposed transaction, OneBeacon intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. Investors and security holders are urged to read all relevant documents filed with the SEC (if and when they become available), including OneBeacon’s definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (if and when available) free of charge at the SEC’s website, http://www.sec.gov, or for free from OneBeacon by contacting ir@onebeacon.com. Such documents are not currently available.

Participants in solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC in connection with the proposed transaction. OneBeacon, Intact and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from holders of OneBeacon’s common shares in favor of the proposed transaction. Information about OneBeacon’s directors and executive officers is set forth in OneBeacon’s Proxy Statement on Schedule 14A for its 2017 Annual General Meeting of Shareholders, which was filed with the SEC on April 11, 2017, its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 27, 2017 and its Current Report on Form 8-K filed with the SEC on March 6, 2017. Information about Intact’s directors and executive officers is set forth in Intact’s Management Proxy Circular for its 2017 Annual and Special Meeting of Shareholders, its Annual Information Form for the fiscal year ended December 31, 2016 and its Management’s Discussion and Analysis for the fiscal year ended December 31, 2016, all of which are available on www.sedar.com. These documents may be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants which may, in some cases, be different than those of OneBeacon’s shareholders generally, will also be included in OneBeacon’s proxy statement relating to the proposed transaction, when it becomes available.

OneBeacon Insurance Group, Ltd.
Consolidated Financial Results
(in millions, except per share amounts)

	Three Months Ended
	Mar 31,	June 30,	Sep 30,	Dec 31,	Mar 31,
	2016	2016	2016	2016	2017
Highlights
Comprehensive income	$46.4	$24.7	$28.6	$8.7	$32.2
Net income	46.4	24.5	28.3	8.2	32.1
Non-GAAP operating income	35.6	8.5	18.2	20.6	22.4

						As of Mar 31, 2017	As of Dec 31, 2016	% Change
Per Share Amounts
Book value per share [1]						$10.91	$10.82	0.8%
Change in book value per share, including dividends, in the quarter [2]								2.8%
Change in book value per share, including dividends, in the last twelve months on an IRR basis [3]								9.3%
Common shares outstanding						94.7	94.3
Non-GAAP operating income per share (basic & diluted) (see p.3)	$0.38	$0.09	$0.19	$0.22	$0.24
Weighted average number of common shares outstanding (basic & diluted)	94.1	93.9	94.0	94.0	94.0

Financial Ratios
Underwriting ratios:
Loss and LAE ratio	57.0%	66.2%	58.6%	56.7%	57.5%
Expense ratio	38.2%	36.7%	37.6%	38.3%	37.0%
Combined ratio	95.2%	102.9%	96.2%	95.0%	94.5%

						As of Mar 31, 2017	As of Dec 31, 2016	Change
Balance Sheet
Total investment securities						$2,594.1	$2,620.4	(1.0)%
Total OneBeacon's common shareholders' equity						$1,033.4	$1,021.3	1.2%
Ratio of debt to total capital						20.9%	21.0%	(0.1) pts

[1]	Represents OneBeacon's common shareholders' equity divided by common shares outstanding.
[2]	Includes a quarterly dividend paid of $0.21 per share.
[3]	Internal rate of return (IRR) calculated based on beginning book value per share, quarterly dividends paid of $0.21 per share and ending book value per share.

OneBeacon Insurance Group, Ltd.
Consolidated Statements of Operations and Comprehensive Income
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2016	2016	2016	2016	2017
Earned premiums	$278.6	$271.4	$277.9	$272.7	$261.8
Net investment income	14.4	12.1	11.8	12.3	12.2
Net realized and change in unrealized investment gains	16.6	24.7	15.5	(19.1)	15.0
Net other revenues [1]	0.9	0.8	1.8	2.0	3.4
Total revenues	310.5	309.0	307.0	267.9	292.4
Loss and loss adjustment expenses	158.8	179.7	162.8	154.7	150.6
Policy acquisition expenses	51.0	48.7	55.1	51.2	45.3
Other underwriting expenses	55.3	50.9	49.4	53.4	51.7
General and administrative expenses	3.9	3.5	3.5	3.3	5.0
Interest expense	3.3	3.2	3.3	3.3	3.3
Total expenses	272.3	286.0	274.1	265.9	255.9
Pre-tax income	38.2	23.0	32.9	2.0	36.5
Income tax (expense) benefit	8.7	2.0	(4.6)	6.4	(3.9)
Net income including noncontrolling interests	46.9	25.0	28.3	8.4	32.6
Less: Net income attributable to noncontrolling interests	(0.5)	(0.5)	—	(0.2)	(0.5)
Net income attributable to OneBeacon’s common shareholders	46.4	24.5	28.3	8.2	32.1
Other comprehensive income, net of tax	—	0.2	0.3	0.5	0.1
Comprehensive income attributable to OneBeacon’s common shareholders	$46.4	$24.7	$28.6	$8.7	$32.2

[1]
The three months ended September 30, 2016 includes a $0.5 million positive adjustment on the gain on sale of Essentia resulting from recoveries upon the resolution of a matter relating to the Michigan Catastrophic Claims Association.

OneBeacon Insurance Group, Ltd.
Comprehensive Income, Net Income and Non-GAAP Operating Income
(in millions, except per share amounts)

	Three Months Ended					Twelve Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Mar 31,
	2016	2016	2016	2016	2017	2017
Comprehensive income attributable to OneBeacon’s common shareholders	$46.4	$24.7	$28.6	$8.7	$32.2	$94.2

Net income attributable to OneBeacon’s common shareholders	$46.4	$24.5	$28.3	$8.2	$32.1	$93.1

Weighted average number of common shares outstanding	94.1	93.9	94.0	94.0	94.0	94.0

Net income attributable to OneBeacon’s common shareholders per share	$0.49	$0.26	$0.30	$0.09	$0.34	$0.98

Net income attributable to OneBeacon’s common shareholders	$46.4	$24.5	$28.3	$8.2	$32.1	$93.1
Less:
Net realized and change in unrealized investment gains	(16.6)	(24.7)	(15.5)	19.1	(15.0)	(36.1)
Tax effect on net realized and change in unrealized investment gains	5.8	8.7	5.4	(6.7)	5.3	12.7
Non-GAAP operating income [1]	$35.6	$8.5	$18.2	$20.6	$22.4	$69.7

Weighted average number of common shares outstanding	94.1	93.9	94.0	94.0	94.0	94.0

Non-GAAP operating income per share [1]	$0.38	$0.09	$0.19	$0.22	$0.24	$0.74

[1]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Computation of Return on Equity Measures
($ in millions)

				Twelve Months Ended Mar 31, 2017
Numerator:
[A]	Comprehensive income attributable to OneBeacon’s common shareholders			$94.2

[B]	Non-GAAP operating income [1]			$69.7
		As of	As of
		Mar 31, 2017	Mar 31, 2016	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,033.4	$1,016.6	$1,025.0
	Less:
	Net unrealized gains and losses on investments and foreign currencies	(55.3)	(35.8)
	Tax effect on net unrealized gains and losses on investments and foreign currencies	19.4	12.5
	Accumulated other comprehensive loss (AOCL)	4.1	5.2
[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized gains and losses on investments and foreign currencies and AOCL[1]	$1,001.6	$998.5	$1,000.1
Returns:
	Comprehensive return on average OneBeacon's common shareholders' equity [ A / C ]			9.2%

	Non-GAAP operating return on average adjusted OneBeacon's common shareholders' equity excluding net unrealized gains and losses on investments and foreign currencies and AOCL [ B / D ]			7.0%

[1]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Consolidated Balance Sheets and Book Value Per Share
As of March 31, 2017 and December 31, 2016
($ in millions, except per share amounts)

	As of
Assets	Mar 31, 2017	Dec 31, 2016
Investment securities
Fixed maturity investments	$2,166.7	$2,169.1
Short-term investments	92.7	112.1
Common equity securities	198.9	188.7
Other investments	135.8	150.5
Total investment securities	2,594.1	2,620.4
Cash	79.6	69.6
Reinsurance recoverables	178.1	179.5
Premiums receivable	225.9	228.3
Deferred acquisition costs	98.5	96.3
Ceded unearned premiums	52.4	44.2
Net deferred tax asset	125.5	126.7
Investment income accrued	12.4	11.3
Accounts receivable on unsettled investment sales	9.1	1.4
Other assets	196.4	212.2
Total assets	$3,572.0	$3,589.9
Liabilities
Unpaid loss and loss adjustment expense reserves	$1,368.8	$1,365.6
Unearned premiums	578.4	575.1
Funds held under insurance contracts	148.7	153.0
Debt	273.2	273.2
Accounts payable on unsettled investment purchases	3.6	—
Other liabilities	162.5	197.8
Total liabilities	2,535.2	2,564.7
OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,013.0	1,013.2
Retained earnings	24.5	12.3
Accumulated other comprehensive loss	(4.1)	(4.2)
Total OneBeacon’s common shareholders’ equity	1,033.4	1,021.3
Total noncontrolling interests	3.4	3.9
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,036.8	1,025.2
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$3,572.0	$3,589.9

Total OneBeacon’s common shareholders’ equity	$1,033.4	$1,021.3
Common shares outstanding	94.7	94.3
Book value per share	$10.91	$10.82

OneBeacon Insurance Group, Ltd.
Consolidated Pre-Tax Results from Operations
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2016	2016	2016	2016	2017
Net written premiums	$280.1	$261.0	$324.1	$235.5	$256.9
Earned premiums	278.6	271.4	277.9	272.7	261.8

Loss and loss adjustment expenses	(158.8)	(179.7)	(162.8)	(154.7)	(150.6)
Policy acquisition expenses	(51.0)	(48.7)	(55.1)	(51.2)	(45.3)
Other underwriting expenses	(55.3)	(50.9)	(49.4)	(53.4)	(51.7)
Underwriting income (loss)	13.5	(7.9)	10.6	13.4	14.2

Net investment income	14.4	12.1	11.8	12.3	12.2
Net realized and change in unrealized investment gains	16.6	24.7	15.5	(19.1)	15.0
Net other revenues	0.9	0.8	1.8	2.0	3.4
General and administrative expenses	(3.9)	(3.5)	(3.5)	(3.3)	(5.0)
Interest expense	(3.3)	(3.2)	(3.3)	(3.3)	(3.3)
Pre-tax income	$38.2	$23.0	$32.9	$2.0	$36.5

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	56.1%	58.6%	57.5%	56.1%	56.9%
Catastrophe loss and LAE	0.9%	1.9%	1.1%	0.6%	0.6%
Total loss and LAE	57.0%	60.5%	58.6%	56.7%	57.5%
Prior year:
Total loss and LAE (fav) unfav	—%	5.7%	—%	—%	—%
Total loss and LAE ratio	57.0%	66.2%	58.6%	56.7%	57.5%

Policy acquisition expenses	18.3%	18.0%	19.8%	18.8%	17.3%
Other underwriting expenses	19.9%	18.7%	17.8%	19.5%	19.7%
Total expense ratio	38.2%	36.7%	37.6%	38.3%	37.0%

Total combined ratio	95.2%	102.9%	96.2%	95.0%	94.5%

OneBeacon Insurance Group, Ltd.
Pre-Tax Results from Operations by Segment
For the Three Months Ended March 31, 2017 and 2016
($ in millions)

	Specialty Products		Specialty Industries		Investing, Financing and Corporate		Consolidated
	2017	2016	2017	2016	2017	2016	2017	2016
Gross written premiums	$134.9	$137.8	$162.4	$172.7	$—	$—	$297.3	$310.5
Net written premiums	105.1	118.4	151.8	161.7	—	—	256.9	280.1

Earned premiums	$119.2	$123.2	$142.6	$155.4	$—	$—	$261.8	$278.6
Loss and loss adjustment expenses	(82.9)	(86.4)	(67.7)	(72.4)	—	—	(150.6)	(158.8)
Policy acquisition expenses	(19.6)	(23.2)	(25.7)	(27.8)	—	—	(45.3)	(51.0)
Other underwriting expenses	(20.7)	(21.3)	(31.0)	(34.0)	—	—	(51.7)	(55.3)
Underwriting income (loss)	(4.0)	(7.7)	18.2	21.2	—	—	14.2	13.5

Net investment income	—	—	—	—	12.2	14.4	12.2	14.4
Net realized and change in unrealized investment gains	—	—	—	—	15.0	16.6	15.0	16.6
Net other revenues (expenses)	(0.1)	(0.1)	0.2	0.3	3.3	0.7	3.4	0.9
General and administrative expenses	—	—	(0.5)	(0.5)	(4.5)	(3.4)	(5.0)	(3.9)
Interest expense	—	—	—	—	(3.3)	(3.3)	(3.3)	(3.3)
Pre-tax income (loss)	$(4.1)	$(7.8)	$17.9	$21.0	$22.7	$25.0	$36.5	$38.2

Underwriting Ratios
Loss and LAE ratio	69.5%	70.1%	47.5%	46.6%			57.5%	57.0%
Expense ratio	33.9%	36.1%	39.7%	39.8%			37.0%	38.2%
Total combined ratio	103.4%	106.2%	87.2%	86.4%			94.5%	95.2%

OneBeacon Insurance Group, Ltd.
Consolidated Loss and LAE Reserve Summaries
For the Three Months Ended March 31, 2017 and 2016
($ in millions)

	Three months ended March 31,
	2017	2016
Gross beginning loss and LAE reserves	$1,365.6	$1,389.8
Less beginning reinsurance recoverable on unpaid losses	(172.9)	(186.0)
Net beginning loss and LAE reserves	1,192.7	1,203.8

Loss and LAE incurred relating to:
Current year losses	150.6	158.8
Prior year losses	—	—
Total incurred loss and LAE	150.6	158.8

Loss and LAE paid relating to:
Current year losses	(21.3)	(22.0)
Prior year losses	(127.9)	(147.2)
Total loss and LAE payments	(149.2)	(169.2)

Net ending loss and LAE reserves	1,194.1	1,193.4
Plus ending reinsurance recoverable on unpaid losses	174.7	150.4
Gross ending loss and LAE reserves	$1,368.8	$1,343.8

Earned premiums	$261.8	$278.6
Ratios:
Calendar year loss and LAE paid	57.0%	60.7%
Calendar year loss and LAE incurred	57.5%	57.0%
Unfavorable (favorable) prior accident year development	—%	—%
Current accident year loss and LAE paid to incurred	14.1%	13.9%

OneBeacon Insurance Group, Ltd.
Specialty Products - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2016	2016	2016	2016	2017
Net written premiums	$118.4	$104.9	$172.3	$108.4	$105.1
Earned premiums	123.2	123.1	122.6	120.0	119.2

Loss and loss adjustment expenses	(86.4)	(99.4)	(77.0)	(89.6)	(82.9)
Policy acquisition expenses	(23.2)	(21.6)	(26.2)	(24.3)	(19.6)
Other underwriting expenses	(21.3)	(22.3)	(18.5)	(20.3)	(20.7)
Underwriting income (loss)	(7.7)	(20.2)	0.9	(14.2)	(4.0)

Net other expenses	(0.1)	—	—	—	(0.1)
Pre-tax income (loss)	$(7.8)	$(20.2)	$0.9	$(14.2)	$(4.1)

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	57.6%	65.7%	60.6%	63.2%	60.3%
Catastrophe loss and LAE	0.4%	1.3%	0.2%	0.3%	0.4%
Total loss and LAE	58.0%	67.0%	60.8%	63.5%	60.7%
Prior year:
Total loss and LAE (fav) unfav	12.1%	13.8%	2.1%	11.2%	8.8%
Total loss and LAE ratio	70.1%	80.8%	62.9%	74.7%	69.5%

Policy acquisition expenses	18.8%	17.6%	21.4%	20.2%	16.5%
Other underwriting expenses	17.3%	18.0%	15.1%	16.9%	17.4%
Total expense ratio	36.1%	35.6%	36.5%	37.1%	33.9%

Total combined ratio	106.2%	116.4%	99.4%	111.8%	103.4%

OneBeacon Insurance Group, Ltd.
Specialty Industries - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2016	2016	2016	2016	2017
Net written premiums	$161.7	$156.1	$151.8	$127.1	$151.8
Earned premiums	155.4	148.3	155.3	152.7	142.6

Loss and loss adjustment expenses	(72.4)	(80.3)	(85.8)	(65.1)	(67.7)
Policy acquisition expenses	(27.8)	(27.1)	(28.9)	(26.9)	(25.7)
Other underwriting expenses	(34.0)	(28.6)	(30.9)	(33.1)	(31.0)
Underwriting income	21.2	12.3	9.7	27.6	18.2

Net other revenues	0.3	0.2	0.8	0.2	0.2
General and administrative expenses	(0.5)	(0.5)	(0.9)	(0.5)	(0.5)
Pre-tax income	$21.0	$12.0	$9.6	$27.3	$17.9

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	54.8%	52.8%	55.1%	50.6%	54.0%
Catastrophe loss and LAE	1.3%	2.5%	1.8%	0.8%	0.9%
Total loss and LAE	56.1%	55.3%	56.9%	51.4%	54.9%
Prior year:
Total loss and LAE (fav) unfav	(9.5)%	(1.0)%	(1.6)%	(8.8)%	(7.4)%
Total loss and LAE ratio	46.6%	54.3%	55.3%	42.6%	47.5%

Policy acquisition expenses	17.9%	18.2%	18.6%	17.6%	18.0%
Other underwriting expenses	21.9%	19.3%	19.8%	21.6%	21.7%
Total expense ratio	39.8%	37.5%	38.4%	39.2%	39.7%

Total combined ratio	86.4%	91.8%	93.7%	81.8%	87.2%

OneBeacon Insurance Group, Ltd.
Investing, Financing and Corporate Operations - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2016	2016	2016	2016	2017
Net investment income	$14.4	$12.1	$11.8	$12.3	$12.2
Net realized and change in unrealized investment gains	16.6	24.7	15.5	(19.1)	15.0
Net other revenues	0.7	0.6	1.0	1.8	3.3
General and administrative expenses	(3.4)	(3.0)	(2.6)	(2.8)	(4.5)
Interest expense	(3.3)	(3.2)	(3.3)	(3.3)	(3.3)
Pre-tax income (loss)	$25.0	$31.2	$22.4	$(11.1)	$22.7

OneBeacon Insurance Group, Ltd.
Investment Results Pre-Tax
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2016	2016	2016	2016	2017
Net investment income
Fixed maturity investments	$12.1	$12.2	$12.0	$12.4	$12.6
Short-term investments	—	0.1	0.1	—	0.1
Common equity securities	1.0	0.5	0.9	1.1	0.8
Other investments	2.5	0.5	0.1	(0.1)	—
Total investment income	15.6	13.3	13.1	13.4	13.5
Less investment expenses	1.2	1.2	1.3	1.1	1.3
Net investment income	$14.4	$12.1	$11.8	$12.3	$12.2

Net realized investment gains (losses)
Fixed maturity investments	$(1.4)	$0.4	$2.5	$(1.6)	$(1.1)
Short-term investments	—	—	—	—	—
Common equity securities	(4.7)	3.7	6.3	6.9	0.3
Other investments	0.2	(3.0)	(1.4)	2.4	1.2
Net realized investment gains (losses)	$(5.9)	$1.1	$7.4	$7.7	$0.4

Change in net unrealized investment gains (losses)
Fixed maturity investments	$15.0	$12.0	$(2.3)	$(22.2)	$7.3
Short-term investments	—	—	—	—	—
Common equity securities	9.7	(5.4)	3.8	(5.4)	10.1
Other investments	(2.2)	17.0	6.6	0.8	(2.9)
Change in net unrealized investment gains (losses)	$22.5	$23.6	$8.1	$(26.8)	$14.5

Change in net unrealized foreign currency translation
Fixed maturity investments	$—	$—	$—	$—	$0.1
Short-term investments	—	—	—	—	—
Common equity securities	—	—	—	—	—
Other investments	—	—	—	—	—
Change in net unrealized foreign currency translation	$—	$—	$—	$—	$0.1

Total investment return
Fixed maturity investments	$25.7	$24.6	$12.2	$(11.4)	$18.9
Short-term investments	—	0.1	0.1	—	0.1
Common equity securities	6.0	(1.2)	11.0	2.6	11.2
Other investments	0.5	14.5	5.3	3.1	(1.7)
Total investment return (before expenses)	$32.2	$38.0	$28.6	$(5.7)	$28.5

OneBeacon Insurance Group, Ltd.
Investment Returns
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2016	2016	2016	2016	2017
Average fair value of investments
Fixed maturity investments	$2,054.6	$2,074.2	$2,145.4	$2,170.0	$2,167.9
Short-term investments	94.4	117.1	95.0	93.8	102.4
Common equity securities	287.3	256.5	213.0	188.8	193.8
Other investments	140.4	142.5	148.4	150.1	143.1
Total average fair value	$2,576.7	$2,590.3	$2,601.8	$2,602.7	$2,607.2

Investment returns
Fixed maturity investments	1.3%	1.2%	0.6%	(0.5)%	0.9%
Short-term investments	—%	0.1%	0.1%	—%	0.1%
Total fixed income	1.2%	1.1%	0.5%	(0.5)%	0.8%
Common equity securities	2.1%	(0.5)%	5.2%	1.4%	5.8%
Other investments	0.4%	10.2%	3.6%	2.1%	(1.2)%
Total common equity securities and other investments	1.5%	3.3%	4.5%	1.7%	2.8%
Total return	1.2%	1.5%	1.1%	(0.2)%	1.1%

Average amortized cost of investments
Fixed maturity investments	$2,044.8	$2,051.0	$2,117.3	$2,154.2	$2,159.5
Short-term investments	94.4	117.1	95.0	93.8	102.4
Common equity securities	278.8	245.9	203.1	179.6	182.4
Other investments	134.1	128.8	122.9	120.9	115.0
Total average amortized cost	$2,552.1	$2,542.8	$2,538.3	$2,548.5	$2,559.3

Investment yield
Fixed maturity investments	0.6%	0.6%	0.6%	0.6%	0.6%
Short-term investments	—%	0.1%	0.1%	—%	0.1%
Common equity securities	0.4%	0.2%	0.4%	0.6%	0.4%
Other investments	1.9%	0.4%	0.1%	(0.1)%	—%
Total investment yield	0.6%	0.5%	0.5%	0.5%	0.5%

OneBeacon Insurance Group, Ltd.
Composition of Invested Assets
($ in millions)

	Mar 31, 2016		Jun 30, 2016		Sep 30, 2016		Dec 31, 2016		Mar 31, 2017
	Amount	Mix	Amount	Mix	Amount	Mix	Amount	Mix	Amount	Mix
Fixed maturity investments	$2,028.7	79.1%	$2,119.8	80.9%	$2,170.9	84.0%	$2,169.1	82.8%	$2,166.7	83.5%
Short-term investments	119.7	4.7%	114.5	4.4%	75.5	2.9%	112.1	4.3%	92.7	3.6%
Common equity securities	275.9	10.8%	237.1	9.1%	188.9	7.3%	188.7	7.2%	198.9	7.7%
Other investments[1]	137.8	5.4%	147.2	5.6%	149.6	5.8%	150.5	5.7%	135.8	5.2%
Total investments, fair value	$2,562.1	100.0%	$2,618.6	100.0%	$2,584.9	100.0%	$2,620.4	100.0%	$2,594.1	100.0%

U.S. government obligations	53.6	2.6%	53.8	2.5%	54.2	2.5%	167.3	7.7%	55.8	2.6%
Debt securities issued by corporations	743.6	36.7%	714.6	33.7%	738.1	34.0%	763.1	35.2%	908.6	41.9%
Municipal obligations	69.3	3.4%	70.1	3.3%	71.5	3.3%	70.5	3.2%	70.5	3.3%
Mortgage and asset-backed securities	1,077.8	53.1%	1,195.4	56.4%	1,220.5	56.2%	1,153.1	53.2%	1,113.1	51.4%
Foreign government obligations	1.2	0.1%	1.2	0.1%	1.2	0.1%	1.2	0.1%	5.0	0.2%
Preferred stocks	83.2	4.1%	84.7	4.0%	85.4	3.9%	13.9	0.6%	13.7	0.6%
Total fixed maturity investments, fair value	$2,028.7	100.0%	$2,119.8	100.0%	$2,170.9	100.0%	$2,169.1	100.0%	$2,166.7	100.0%

Government bonds	$54.5	2.7%	$54.5	2.6%	$55.1	2.6%	$170.6	7.9%	$60.9	2.8%
AAA/Aaa	464.0	23.1%	550.9	26.3%	609.2	28.4%	502.2	23.2%	537.6	24.9%
AA/Aa	492.7	24.5%	535.8	25.6%	529.7	24.7%	621.7	28.7%	555.7	25.8%
A/A	385.1	19.1%	365.3	17.5%	328.5	15.3%	256.4	11.8%	344.6	16.0%
BBB/Baa	478.8	23.8%	454.8	21.8%	443.4	20.7%	484.7	22.4%	525.3	24.4%
Other/not rated	136.3	6.8%	129.3	6.2%	178.1	8.3%	128.8	6.0%	130.5	6.1%
Total fixed maturity investments, amortized cost[2]	$2,011.4	100.0%	$2,090.6	100.0%	$2,144.0	100.0%	$2,164.4	100.0%	$2,154.6	100.0%

[1]	Other investments as of March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016 include the $69.6, $71.9, $71.5, $62.8, and $51.8 million, respectively.

[2]	Credit ratings are assigned based on the following hierarchy: 1) Standard & Poor's and 2) Moody's Investor Service, Inc.

OneBeacon Insurance Group, Ltd.
Capital Structure and Interest Coverage
($ in millions)

Capital Structure:	As of
	Mar 31, 2017	Dec 31, 2016
Total capitalization
Senior notes	$273.2	$273.2
Non-controlling interest	3.4	3.9
OneBeacon’s common shareholders’ equity	1,033.4	1,021.3
Total capitalization	$1,310.0	$1,298.4

Ratio of debt to total capital	20.9%	21.0%

Interest Coverage:		Twelve Months Ended
		Mar 31, 2017		Dec 31, 2016
	Pre-tax income	$94.4		$96.1
	Less:
	Net realized and change in unrealized investment (gains) losses	(36.1)		(37.7)
[B]	Interest expense on debt	13.1		13.1
[A]	Pre-tax non-GAAP operating income before interest expense on debt [1]	$71.4		$71.5

	Interest coverage [A/B] [1]	5.5	x	5.5	x

[1]	Represents a non-GAAP financial measure.